Omeclamox®-Pak, RediTrex® and Vibativ®	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Omeclamox®-Pak, RediTrex® and Vibativ®	Omeclamox®-Pak, RediTrex® and Vibativ®
Omeclamox-Pak
In December 2018, Cumberland completed an agreement with Gasto-enterlogics Inc. ("GEL") to acquire the remaining product rights associated with Omeclamox-Pak including the product’s FDA-approved New Drug Application and the domestic and international trademarks. As part of the transaction, which was accounted for as an asset acquisition, Cumberland paid $2.3 million during 2018 and ended Cumberland’s payments of royalties and manufacturing fees to GEL. The Company has now assumed responsibility for the maintenance of the product’s FDA approval and for the oversight of the product’s manufacturing and packaging.
This agreement follows the November 2015 agreement between Cumberland and GEL to assume the remaining commercial rights to Omeclamox-Pak for the United States. The Company had previously signed an agreement with Pernix Therapeutics ("Pernix") to jointly commercialize the product in the United States in October 2013. As part of the November 2015 GEL Agreement, Cumberland and Pernix terminated their arrangements.
The $4.0 million upfront payment that the Company paid in October 2013 to Pernix along with the payments made to GEL during 2018 are included in product and license rights and are being amortized over the remaining expected useful life of the acquired asset. The Company evaluated the remaining expected useful life and maintained the existing estimated life of the product, June 2032. Omeclamox-Pak contributed $0.8 million, $0.6 million, and $1.8 million in net revenues during 2019, 2018, and 2017, respectively.
RediTrex
In November 2016, the Company announced an Agreement to acquire the exclusive U.S. rights to Nordic Group B.V.’s ("Nordic") injectable methotrexate product line as an asset purchase. The products are designed for the treatment of active rheumatoid arthritis, juvenile idiopathic arthritis, severe psoriatic arthritis, and severe disabling psoriasis.
Under the terms of the Agreement, Cumberland is responsible for the products’ FDA submission and registration. As consideration for the license, at closing, Cumberland paid a deposit of $100,000. The Company also recorded a liability of $0.9 million that will be settled through 180,000 unvested restricted shares of Cumberland common stock that vest upon the FDA approval of the first Nordic product. Cumberland also agreed to provide Nordic a series of payments tied to the products’ FDA approval, launch and achievement of certain sales milestones. Nordic is responsible for manufacturing and supply of the products.
On November 27, 2019, Cumberland received FDA approval of the pre-filled syringe. The 180,000 shares of restricted Cumberland common stock vested and were valued at $0.9 million on the vesting date. In addition, the FDA approval resulted in an additional $1.0 million liability to Nordic that will be paid during 2020. The value of the then unvested restricted Cumberland common stock shares was a liability of $1.1 million at December 31, 2018.
Vibativ
During November 2018, the Company closed on an agreement with Theravance Biopharma ("Theravance") to acquire the global responsibility for Vibativ including the marketing, distribution, manufacturing and regulatory activities associated with the brand. Vibativ is a patented, FDA approved injectable anti-infective for the treatment of certain serious bacterial infections including hospital-acquired and ventilator-associated bacterial pneumonia and complicated skin and skin structure infections. It addresses a range of Gram-positive bacterial pathogens, including those that are considered difficult-to-treat and multidrug-resistant. Cumberland acquired Vibativ to further add to its product offerings, increase its net revenue and positively contribute to the Company's operating results. Cumberland expects to deduct the goodwill acquired in the acquisition for tax purposes.
Cumberland has accounted for the transaction as a business combination in accordance with ASC 805 and the product sales are included in the results of operations subsequent to the acquisition date. The Company paid an upfront payment of $20.0 million at closing and a $5.0 million cash payment during early 2019. In addition, Cumberland agreed to pay a royalty of up to 20% on future net sales of the product. The future royalty payments were required to be recognized at their acquisition-date fair value as part of the contingent consideration transferred in the business combination.
The following table summarizes the initial payments and consideration for the business combination:

Consideration:
Cash paid at closing	$20,000,000
Cash payment during early 2019	5,000,000
Fair value of contingent consideration - net sales royalty	9,182,000
Total consideration	$34,182,000
The contingent consideration liability represents the future net sales royalty payments discussed above. Cumberland prepared the valuations of the contingent consideration liability and the intangible assets utilizing significant unobservable inputs. As a result, the valuations are classified as Level 3 fair value measurements. The Company will continue to evaluate the assets acquired and liabilities assumed during the measurement period.
The following table presents the changes in the Company's Level 3 contingent consideration liability that is measured at fair value on a recurring basis. The current and long-term portions of this liability are disclosed in Note 8. The contingent consideration earned and accrued in operating expenses is paid to the seller quarterly.

Contingent consideration liability
Balance at November 12, 2018	$9,034,000
Change in fair value of contingent consideration included in operating expenses	(40,000)
Contingent consideration earned and accrued in operating expenses	508,000
Balance at December 31, 2018	9,502,000
Adjustment to initial fair value of the contingent consideration liability	148,000
Cash payment of royalty during the period	(1,033,108)
Change in fair value of contingent consideration included in operating expenses	(804,167)
Contingent consideration earned and accrued in operating expenses	820,864
Balance at December 31, 2019	$8,633,589
The following table summarizes the allocation of the fair values of the assets acquired as of the acquisition date for Vibativ:

Finished goods inventory	$6,624,000
Work in process - unlabeled vials	3,970,000
Work in process - validation vials	1,827,000
Raw materials	9,129,000
Total inventory	$21,550,000

Intellectual property amortizable intangible assets	$11,750,000
Goodwill	882,000
Total intangibles and goodwill	$12,632,000
Total assets acquired	$34,182,000
The Company's contingent consideration liability is a Level 3 fair value measurement that is updated on a recurring basis at each reporting period using a valuation model. Consistent with Level 3 fair value measurements, there are significant inputs to the valuation model that are unobservable. The current portion of the contingent consideration liability is $2.4 million and the non-current portion is $6.3 million, as of December 31, 2019.